Exhibit 99.1
Energy Vault Closes $18 Million Project Financing for 57 MW/114 MWh Cross Trails BESS Serving the Texas ERCOT Market
$18 million project financing continues quarterly string of returning cash back to Energy Vault’s balance sheet following prior year equity investments in new “Owned and Operate” assets
The Cross Trails BESS, completed and brought to full commercial operation in June 2025, is supported by a 10 year offtake agreement with Gridmatic
An additional $12+ million in Federal Investment Tax Credit-related funds are expected to be received later this quarter via a previously executed ITC sale agreement
Cross Trails financing delivers an attractive levered IRR of ~15% while building on the successful execution of Energy Vault’s ‘Own & Operate' asset management strategy, following the successful close earlier this year of the $28 million project financing for the Calistoga Resiliency Center micro-grid in California
As will be discussed during our scheduled Q2 Earnings results on August 7, Energy Vault had another successive quarterly increase in cash of over 20%, finishing at the high end of the guidance range following its prior quarterly increase of ~60% from Q4-24 to Q1-25
WESTLAKE VILLAGE, Calif. – July 24, 2025 – Energy Vault Holdings Inc. (NYSE: NRGV) (“Energy Vault” or the “Company”), a leader in sustainable, grid-scale energy storage solutions, today announced the successful close of $18 million in project financing for its Cross Trails battery energy storage system (BESS). The financing marks another 1milestone in the Company’s execution of its ‘Own & Operate’ growth and asset management strategy, originally outlined during the May 2024 Investor and Analyst Day. In addition, the company expects to receive another $12+ million in Investment Tax Credit-related funds later this quarter via a previously signed ITC sale agreement. The 57 MW/114 MWh BESS was brought to commercial operation in June 2025, and is currently providing energy and ancillary services to meaningfully support renewable energy production and improve grid resiliency in the Electric Reliability Council of Texas (ERCOT) region. Energy Vault notably achieved mechanical completion of the Cross Trails BESS ahead of schedule, successfully meeting all construction milestones through effective project management and close collaboration among engineering, procurement, and construction teams. The project is supported by a 10-year offtake agreement with Gridmatic, which marked the first physically settled revenue floor contract to be signed for a BESS in ERCOT. The BESS leverages Energy Vault's fully integrated solution stack of hardware, software, and service offerings. Cross Trails also serves as the first deployment of Energy Vault's second-generation B-VAULT™ AC product, enabling Energy Vault to deliver the system quickly and at low cost while also providing higher levels of system availability in the ERCOT region. The system is equipped with Energy Vault’s VaultOS™ Energy Management System to control, manage and optimize the BESS operations. "The successful financing of our Cross Trails BESS project represents another significant milestone in executing our 'Own & Operate' strategy, delivering strong returns that will generate predictable, high margin and recurring revenue streams," said Robert Piconi, Chairman and Chief Executive Officer of Energy Vault. "Following our recent Calistoga Resiliency Center project financing and the acquisition of the 125 MW/1 GWh Stoney Creek BESS in Australia, this latest financing close demonstrates our ability to attract premium financing partners while building a diversified portfolio of attractive energy storage assets across the globe. With an attractive mid-teen levered IRR and a 10-year offtake agreement in place, the Cross Trails BESS is another example of our commitment to creating long-term shareholder value through strategic energy storage asset ownership and operation in key growth markets." Today’s announcement marks the second close of project financing for Energy Vault projects, coming on the heels of the successful close of $28 million in financing for the Company’s Calistoga Resiliency Center project in California. The financing also follows Energy Vault’s announced acquisition of the 125 MW/1,000 MWh Stoney Creek BESS in the Australian market, being developed in alignment with the Company’s global ‘Own & Operate’ strategy. Together, the advancement of these projects follows through on initiatives first presented during Energy Vault's May 2024 Investor and Analyst Day, demonstrating the Company's ability to execute on its strategic vision while maximizing capital efficiency in its 'Own & Operate' strategy. Energy Vault continues to pursue a robust pipeline of projects in development under the Company’s ‘Own & Operate’ strategy and long-term vision for generating predictable, recurring and high margin tolling revenue streams with the goal 2of delivering sustainable, long-term value to shareholders. This milestone reflects significant proactive interest from strategic partners and investors given attractive IRR economics, positioning Energy Vault for continued growth in the rapidly evolving energy storage asset infrastructure market.
About Energy Vault
Energy Vault® develops, deploys and operates utility-scale energy storage solutions designed to transform the world's approach to sustainable energy storage. The Company's comprehensive offerings include proprietary battery, gravity and green hydrogen energy storage technologies supporting a variety of customer use cases delivering safe and reliable energy system dispatching and optimization. Each storage solution is supported by the Company’s technology-agnostic energy management system software and integration platform. Unique to the industry, Energy Vault’s innovative technology portfolio delivers customized short, long and multi-day/ultra-long duration energy storage solutions to help utilities, independent power producers, and large industrial energy users significantly reduce levelized energy costs while maintaining power reliability. Since 2024, Energy Vault has executed an “Own & Operate” asset management strategy developed to generate predictable, recurring and high margin tolling revenue streams, positioning the Company for continued growth in the rapidly evolving energy storage asset infrastructure market. Please visit www.energyvault.com for more information.
Forward-Looking Statements
This press release includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will” and other similar expressions. We base these forward-looking statements or projections on our current expectations, plans, and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our beliefs, assumptions, and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the failure to execute definitive agreements or close previously contracted tax credit transfers, changes in our strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, projected costs, prospects and plans; the quickly changing international tariffs applicable to our imports and exports; the uncertainly of our awards, bookings and backlogs and developed pipeline equating to future revenue; the lack of assurance that non-binding letters of intent and other indication of interest can 3result in binding orders or sales; the timing of permits; the possibility of our products to be or alleged to be defective or experience other failures; the implementation, market acceptance and success of our business model and growth strategy; our ability to develop and maintain our brand and reputation; developments and projections relating to our business, our competitors, and industry; the ability of our suppliers to deliver necessary components or raw materials for construction of our energy storage systems in a timely manner; the impact of health epidemics, on our business and the actions we may take in response thereto; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the JOBS Act; our future capital requirements and sources and uses of cash; the international nature of our operations and the impact of war or other hostilities on our business and global markets; our ability to obtain funding for our operations and future growth; our business, expansion plans and opportunities and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31 2025, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and is expressly qualified in its entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.
Energy Vault
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